                       OHIO NATIONAL VARIABLE ACCOUNT D

                   "RETIREMENT ADVANTAGE" VARIABLE ANNUITY


Supplement Dated September 15, 1997, to the Prospectus Dated May 1, 1997

The phrase, "(or $1,000, if greater)," is deleted from the third paragraph on page 17 of the prospectus. The first sentence of that paragraph shall read as follows:


        Not more than 20% of a participant's Fixed Accumulation Value, as of the beginning of any contract year, may be transferred to one or more variable subaccounts during that contract year.

                                   PROSPECTUS
                        OHIO NATIONAL VARIABLE ACCOUNT D
                                       OF
                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6514

                                       FOR
                 TAX QUALIFIED GROUP VARIABLE ANNUITY CONTRACTS

This prospectus offers a multiple funded group variable annuity contract, designed for tax qualified retirement plans, that provides for the accumulation of values and the payment of annuity benefits on a variable and/or fixed basis. Unless specifically stated otherwise, only provisions relating to the variable portion of the contracts are described in this prospectus. The fixed portion ("Fixed Accumulation Account") is briefly described in an appendix to this prospectus.

Variable annuities are designed to provide lifetime annuity payments which will vary with the investment results of the investment vehicle chosen. The contract value and the value of each participant's variable accumulation account will vary with the investment performance of Ohio National Fund, Inc. (the "Fund"), and the amount of each participant's annuity payments will vary with the Fund's investment performance subsequent to the commencement of annuity payments. There can be no assurance that account values prior to the purchase of an annuity or the aggregate amount of annuity payments received after such date will equal or exceed the contributions made therefor.

The contracts offered by this prospectus are designed for (1) annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (the "Code"), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code,
(2) other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code, and
(3) state and municipal deferred compensation plans.

The minimum contribution amount is $25 per participant. Additional contributions may be made at any time, but not more often than biweekly. Generally, maximum contributions equal the maximums permitted under the plan.

Contributions are allocated to one or more subaccounts of Ohio National Variable Account D ("VAD") in such portion as the contract owner may choose. VAD is a separate account established by The Ohio National Life Insurance Company ("Ohio National Life"). The assets of VAD are invested in shares of the Fund, a mutual fund having 13 portfolios in which the contracts' assets may be invested: Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio. (See the accompanying prospectus of the Fund which contains information about other portfolios that are not available for the contracts offered herein).

All or part of the contract value may be withdrawn for purposes of paying benefits provided by the plan at no charge. Amounts withdrawn for any other reason may be subject to federal income tax penalties, and a withdrawal charge may be assessed up to 7% of the amount withdrawn (up to a maximum of 9% of all contributions). Exercise of contract rights may be subject to the terms of the qualified employee trust or annuity plan under which a contract is purchased. This prospectus contains no information concerning such trusts or plans.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SETS FORTH THE INFORMATION ABOUT VAD AND THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS THAT YOU SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT VAD HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING OHIO NATIONAL LIFE AT THE ABOVE ADDRESS. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION IS ON PAGE 2.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF OHIO NATIONAL FUND, INC.

                                 MAY 1, 1997

                                TABLE OF CONTENTS

Fee Table................................................3
Accumulation Unit Values.................................5
   Financial Statements..................................5
The Ohio National Companies..............................6
   Ohio National Life....................................6
   Ohio National Variable Account D......................6
   Ohio National Fund, Inc...............................6
Distribution of the Contracts............................7
Deductions and Expenses..................................7
   Withdrawal Charge.....................................7
   Deduction For Administrative Expenses.................8
   Deduction For Risk Undertakings.......................8
   Limitations On Deductions.............................8
   Transfer Fee..........................................8
   Deduction For State Premium Tax.......................8
   Fund Expenses.........................................8
Description of the Contracts.............................9
   Accumulation..........................................9
   Annuity Benefits.....................................11
   Other Contract Provisions............................13
   Performance Data.....................................13
Federal Tax Status......................................14
Appendix................................................16
   Fixed Accumulation Account...........................16

----------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

Custodian
Independent Certified Public Accountants
Underwriter
Calculation of Money Market Subaccount Yield
Transfer Limitations
Total Return
Financial Statements for VAD and Ohio National Life




                            GLOSSARY OF SPECIAL TERMS

Accumulation Unit -A unit of measure used to determine the contract values.

Annuitant -Any natural person who is to receive or is receiving annuity payments and upon whose continuation of life annuity payments with life contingencies depend.

Annuity Payments -Periodic payments made to an annuitant pursuant to an annuity purchased with contract values.

Annuity Purchase -The application of a participant's account values to purchase an annuity under the contract's retirement income provisions.

Annuity Unit -A unit of measure used to determine the second and subsequent variable annuity payments and reflecting the investment performance of the Fund.

Contributions -The amount of payments made by the owner, on behalf of participants, under the contract.

Fund Shares -Shares of Ohio National Fund, Inc., or shares of another registered open-end investment company substituted therefor.

Owner -The contract holder.

Participant -An individual participating in the benefits of the plan for which the contract is purchased.

Participant Account -The account established under the contract on behalf of each participant.

Subaccount -The Equity subaccount, Money Market subaccount, Bond subaccount,
     Omni subaccount, International subaccount, Capital Appreciation subaccount, Small Cap subaccount, Global Contrarian subaccount, Aggressive Growth subaccount, Core Growth subaccount, Growth & Income subaccount, S&P 500 Index subaccount, Social Awareness subaccount, or such other subaccounts as may be established under VAD.

Valuation Period -The period of time from one determination of accumulation unit and annuity unit values to their next determination. Such determination is made at the same time that the net asset value of Fund Shares is determined. See page 22 of the accompanying Fund prospectus.

1940 Act -The Investment Company Act of 1940, as amended, or any similar successor federal legislation.

                                    FEE TABLE

CONTRACTOWNER TRANSACTION EXPENSES                      CONTRACT YEAR
Deferred Sales Load (as a percentage of                 OF SURRENDER            PERCENTAGE
amount withdrawn) (Percentage                           OR WITHDRAWAL             CHARGED
varies by number of years from the                      -------------             -------
establishment of each participant's account.)                 1                     7%
(No charge for withdrawals for plan payments.)                2                     6%
                                                              3                     5%
                                                              4                     4%
                                                              5                     3%
                                                              6                     2%
                                                              7                     1%
                                                         8 and later                0%

Exchange (transfer) Fee                                 $5 (the fee is presently being waived)

VAD ANNUAL EXPENSES (as a percentage
    of average account value)
Mortality and Expense Risk Fees                1.00%
Account Fees and Expenses                      0.35%
                                               -----
Total VAD Annual Expenses                      1.35%

FUND ANNUAL EXPENSES (after fee waiver*)
     (as a percentage of the Fund's average
     net assets)                               MANAGEMENT        OTHER           TOTAL FUND
                                                 FEES           EXPENSES          EXPENSES
                                               ----------       --------         ----------
Equity                                          0.54%            0.19%             0.74%
Money Market*                                   0.25%            0.19%             0.44%
Bond                                            0.60%            0.19%             0.79%
Omni                                            0.58%            0.19%             0.77%
International                                   0.90%            0.25%             1.15%
Capital Appreciation                            0.80%            0.17%             0.97%
Small Cap                                       0.80%            0.16%             0.96%
Global Contrarian                               0.90%            0.39%             1.29%
Aggressive Growth                               0.80%            0.21%             1.01%
Core Growth**                                   0.95%            0.60%             1.55%
Growth & Income**                               0.85%            0.55%             1.40%
S&P 500 Index**                                 0.40%            0.20%             0.60%
Social Awareness**                              0.60%            0.25%             0.85%

EXAMPLE - If you surrendered your contract at the end of the applicable time period, you would pay the following aggregate expenses on a $1,000 investment in each subaccount, assuming 5% annual return:

                                            1 YEAR           3 YEARS           5 YEARS        10 YEARS
                                            ------           -------           -------        --------
Equity                                        $93             $120              $147             $242
Money Market*                                  90              111               132              211
Bond                                           94              121               149              247
Omni                                           94              121               148              245
International                                  97              132               167              284
Capital Appreciation                           95              127               158              266
Small Cap                                      95              126               158              265
Global Contrarian                              98              136               174              297
Aggressive Growth                              96              128               160              270
Core Growth**                                 101              143               N/A              N/A
Growth & Income**                              99              139               N/A              N/A
S&P 500 Index**                                92              116               N/A              N/A
Social Awareness**                             94              123               N/A              N/A

EXAMPLE - If you do not surrender your contract at the end of the applicable time period, you would pay the following aggregate expenses on the same investment:

                                            1 YEAR           3 YEARS           5 YEARS         10 YEARS
                                            ------           -------           -------         --------
Equity                                        $21              $65              $112             $242
Money Market*                                  18               56                97              211
Bond                                           22               67               115              247
Omni                                           22               66               114              245
International                                  25               78               133              284
Capital Appreciation                           24               72               124              266
Small Cap                                      23               72               124              265
Global Contrarian                              27               82               140              297
Aggressive Growth                              24               74               126              270
Core Growth**                                  29               90               N/A              N/A
Growth & Income**                              28               85               N/A              N/A
S&P 500 Index**                                20               61               N/A              N/A
Social Awareness**                             22               69               N/A              N/A


The purpose of the above table is to help you to understand the costs and expenses that a variable annuity contractowner will bear directly or indirectly. THE EXAMPLE INCLUDED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Note that the expense amounts shown in the example are aggregate amounts for the total number of years indicated. Neither the table nor the example reflect any premium taxes that may be applicable to a contract, which currently range from 0% to 2.25%. The above table and example reflect only the charges for contracts currently offered by this prospectus and not other contracts that may be offered by Ohio National Life. For further details, see Deductions and Expenses, page 7.

*For the Money Market Portfolio, management fees in excess of 0.25% are presently being waived by the Fund's investment adviser. Without the waiver, the Money Market Portfolio's Management Fee would be 0.30%, its Total Fund Annual Expenses would be 0.49%, and its expenses would total $91 for a $1,000 contract surrendered at the end of 1 year, $113 if surrendered at the end of 3 years, $135 if surrendered at the end of 5 years or $216 if surrendered at the end of 10 years. For a $1,000 contract annuitized or not surrendered, the expenses without the waiver would be $19 for 1 year, $58 for 3 years, $100 for 5 years or $216 for 10 years.

**The "Other Expenses" (and, accordingly, the Total Fund Expenses) for the Core Growth, Growth & Income, S&P 500 Index and Social Awareness Portfolios are based on estimates.

EQUITY SUBACCOUNT

             YEAR ENDED                        UNIT VALUE AT                  UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                     BEGINNING OF YEAR                 END OF YEAR                  AT END OF YEAR
             -----------                     -----------------                 -----------                  --------------

                  1995*                        $10.000000                       $12.198167                     13,287
                  1996                          12.198167                        14.243704                     32,583

MONEY MARKET SUBACCOUNT**

             YEAR ENDED                        UNIT VALUE AT                  UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                     BEGINNING OF YEAR                 END OF YEAR                  AT END OF YEAR
             -----------                     -----------------                 -----------                  --------------

                  1995*                        $10.000000                       $10.346422                      1,732
                  1996                          10.346422                        10.735959                      7,977

BOND SUBACCOUNT

             YEAR ENDED                        UNIT VALUE AT                  UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                     BEGINNING OF YEAR                 END OF YEAR                  AT END OF YEAR
             -----------                     -----------------                 -----------                  --------------

                  1995*                        $10.000000                       $11.207694                       1,139
                  1996                          11.207694                        11.468004                       6,512

OMNI SUBACCOUNT

             YEAR ENDED                        UNIT VALUE AT                  UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                     BEGINNING OF YEAR                 END OF YEAR                  AT END OF YEAR
             -----------                     -----------------                 -----------                  --------------

                  1995*                        $10.000000                       $11.742940                      13,547
                  1996                          11.742940                        13.386856                      45,160

INTERNATIONAL SUBACCOUNT

             YEAR ENDED                     UNIT VALUE AT                     UNIT VALUE AT                NUMBER OF UNITS
             DECEMBER 31                  BEGINNING OF YEAR                    END OF YEAR                  AT END OF YEAR
             -----------                  -----------------                    -----------                  --------------
                  1995*                        $10.000000                       $11.256284                      20,393
                  1996                          11.256284                        12.714297                      42,439

CAPITAL APPRECIATION SUBACCOUNT

             YEAR ENDED                    UNIT VALUE AT                      UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                  BEGINNING OF YEAR                    END OF YEAR                  AT END OF YEAR
             -----------                  -----------------                    -----------                  --------------

                  1995*                        $10.000000                       $11.663489                      39,782
                  1996                          11.663489                        13.320406                      54,003

SMALL CAP SUBACCOUNT

             YEAR ENDED                     UNIT VALUE AT                     UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                  BEGINNING OF YEAR                    END OF YEAR                  AT END OF YEAR
             -----------                  -----------------                    -----------                  --------------

                  1995*                        $10.000000                       $12.909669                      24,533
                  1996                          12.909669                        14.992559                      39,188

GLOBAL CONTRARIAN SUBACCOUNT

             YEAR ENDED                     UNIT VALUE AT                     UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                  BEGINNING OF YEAR                    END OF YEAR                  AT END OF YEAR
             -----------                  -----------------                    -----------                  --------------

                  1995*                        $10.000000                       $10.780072                       8,523
                  1996                          10.780072                        11.922317                      13,394

AGGRESSIVE GROWTH SUBACCOUNT

             YEAR ENDED                     UNIT VALUE AT                     UNIT VALUE AT                 NUMBER OF UNITS
             DECEMBER 31                  BEGINNING OF YEAR                    END OF YEAR                  AT END OF YEAR
             -----------                  -----------------                    -----------                  --------------

                  1995*                        $10.000000                       $12.568155                       3,057
                  1996                          12.568155                        12.494380                       9,915

*Series of variable annuity contracts commenced on January 25, 1995. Global
  Contrarian and Aggressive Growth subaccounts commenced on March 31, 1995. **The current annualized yield for the Money Market subaccount for the seven days ended December 31, 1996, was 4.27%.


FINANCIAL STATEMENTS

The complete financial statements of VAD and Ohio National Life, and the Independent Auditors' Reports thereon, may be found in the Statement of Additional Information.

                           THE OHIO NATIONAL COMPANIES

OHIO NATIONAL LIFE

Ohio National Life was organized under the laws of Ohio in 1909 as a stock life insurance company and became a mutual life insurance company in 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $5.9 billion and equity in excess of $500 million. Its home office is located at One Financial Way, Cincinnati, Ohio 45242.

OHIO NATIONAL VARIABLE ACCOUNT D

The establishment of VAD was authorized by Ohio National Life in 1969 as a separate account under Ohio law for the purpose of funding variable annuity contracts. (Until 1993, VAD was used to fund group variable annuity contracts unrelated to the contracts offered in this prospectus. Those unrelated group variable annuity contracts are now funded through another separate account of Ohio National Life.) Contributions for the contracts are allocated to one or more subaccounts of VAD. Income, gains and losses, whether or not realized, from assets allocated to VAD are, as provided in the contracts, credited to or charged against VAD without regard to other income, gains or losses of Ohio National Life. The assets maintained in VAD will not be charged with any liabilities arising out of any other business conducted by Ohio National Life. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are general corporate obligations of Ohio National Life. Accordingly, all of Ohio National Life's assets are available to meet its obligations under the contracts. VAD is registered as a unit investment trust under the 1940 Act.

The assets of each subaccount of VAD are invested at net asset value (without an initial sales charge) in shares of a corresponding portfolio of the Fund: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio or Social Awareness Portfolio.


OHIO NATIONAL FUND, INC.

The Fund is a diversified, open-end, management investment company registered under the 1940 Act. The value of the Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in such investments to meet changes in economic conditions. The Fund receives investment advice, for a fee, from its investment adviser, Ohio National Investments, Inc., and from Societe Generale Asset Management Corp. (sub-adviser to the International and Global Contrarian Portfolios), T. Rowe Price Associates, Inc. (sub-adviser to the Capital Appreciation Portfolio), Founders Asset Management, Inc. (sub-adviser to the Small Cap Portfolio), Strong Capital Management, Inc. (sub-adviser to the Aggressive Growth Portfolio), Pilgrim Baxter & Associates, Ltd. (sub-adviser to the Core Growth Portfolio), and Robertson Stephens Investment Management, L.P. (sub-adviser to the Growth & Income Portfolio). For additional information concerning the Fund, including the investment objectives of each of its portfolios, see the attached Fund prospectus. Read the Fund prospectus carefully before investing. The Fund prospectus contains information about other portfolios that are not available for the contracts offered herein.

In addition to being offered to VAD, Fund shares are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts and a separate account of Ohio National Life Assurance Corporation in connection with variable life insurance contracts. In the future, Fund shares may be offered to other insurance company separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although neither Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of VAA`s participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contractowners.

VOTING RIGHTS

Ohio National Life shall vote Fund shares held in VAD at meetings of Fund shareholders in accordance with voting instructions received from contract owners. The number of Fund shares for which an owner is entitled to give instructions will be determined by Ohio National Life in the manner described below, not more than 90 days prior to the meeting of shareholders. Fund proxy material will be distributed to each owner together with appropriate forms for giving voting instructions. Fund shares held in VAD, for which no timely instructions are received, will be voted by Ohio National Life in proportion to the instructions which are received with respect to all contracts participating in VAD.

The number of Fund shares for which instructions may be given to Ohio National Life is determined by dividing the value of a subaccount of the contract by the net asset value of a share of the corresponding Fund portfolio as of the same date. For variable annuities purchased for participants, the number of Fund portfolio shares for which such instructions may be given is determined by dividing the actuarial liability for variable annuities in the course of payment by the net asset value of a Fund portfolio share as of the same date. Generally, the number of votes tends to decrease as annuity payments progress.



                        DISTRIBUTION OF THE CONTRACTS

The contracts are sold by Ohio National Life insurance agents who are also registered representatives of (a) The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. ("ONE, Inc.," another wholly-owned subsidiary of Ohio National Life) which is the principal underwriter of the contracts. Each of ONE, Inc., ONESCO and the other broker-dealers is registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Ohio National Life pays ONE, Inc. a fee equal to no more than 5% of contributions. ONE, Inc. then pays a portion of that amount to ONESCO and the other broker-dealers as compensation for their sales efforts. ONESCO and the other broker-dealers will remunerate their registered representatives from their own funds. Contributions on which no compensation is paid to registered representatives will not be included in amounts on which the fee will be paid to ONE, Inc. To the extent that the amount of the withdrawal charge received by Ohio National Life is not sufficient to recover the fee paid to ONE, Inc., any deficiency will be made up from Ohio National Life's general account assets which include, among other things, any profit from the mortality and expense risk charges.

                             DEDUCTIONS AND EXPENSES

WITHDRAWAL CHARGE

No deduction for sales expense is made from contributions. A withdrawal charge may be assessed by Ohio National Life when a contract is surrendered or a withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. The purpose of the withdrawal charge is to defray expenses relating to the sale of the contract, including compensation to sales personnel, cost of sales literature and prospectuses, and other expenses related to sales activity. Such charge equals a percentage of the contract value withdrawn. This percentage will vary by the number of years from the date the participant's account was established under the contract until the day the withdrawal occurs as follows:

                        YEAR OF
                      WITHDRAWAL                         PERCENTAGE
                      ----------                         ----------
                           1                                 7%
                           2                                 6%
                           3                                 5%
                           4                                 4%
                           5                                 3%
                           6                                 2%
                           7                                 1%
                      8 and later                            0%

The total of all withdrawal charges together with any distribution expense risk charges made against any participant account will never exceed 9% of the total contributions made to that participant account. (See Deduction for Risk Undertakings, below.)


DEDUCTION FOR ADMINISTRATIVE EXPENSES

A deduction is made at the end of each valuation period, presently equal to 0.35% on an annual basis, of the contract value for administrative expenses. This deduction is not designed to produce a profit but to reimburse Ohio National Life for expenses incurred for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.


DEDUCTION FOR RISK UNDERTAKINGS

Ohio National Life guarantees that the contract value will not be affected by any excess of sales and administrative expenses over the deductions provided therefor. Ohio National Life also guarantees that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, Ohio National Life, in determining the accumulation unit values and the annuity unit values for each subaccount, makes a deduction from the applicable investment results equal to 1.00% of the contract value on an annual basis. Although Ohio National Life views the risk charge as an indivisible whole, of the amount currently being deducted, it has estimated that a reasonable allocation would be 0.40% for mortality risk, and 0.60% for expense risk. Although Ohio National Life hopes to realize a profit from this charge, if the deduction is insufficient to cover the actual risk involved, the loss will fall on Ohio National Life; conversely, if the deduction proves more than sufficient, the excess will be a gain to Ohio National Life.

The contracts also provide for a distribution expense risk charge of no more than 0.40%. Ohio National Life is presently not deducting that charge.


LIMITATIONS ON DEDUCTIONS

The contracts provide that the total of the deductions for administrative expense, mortality and expense risks, and distribution expense risk may be decreased by Ohio National Life at any time. Each of these deductions may be increased, not more frequently than annually, provided that the total of all these deductions shall not exceed 2.00% on an annual basis.


TRANSFER FEE

A transfer fee of $5 may be made for each transfer of a participant's account values from one subaccount to another. The fee is charged against the subaccount from which the transfer is effected. This fee is presently being waived.


DEDUCTION FOR STATE PREMIUM TAX

Most states do not presently charge a premium tax for these contracts. Where a tax applies, the rates are presently 0.5% in California, 1.0% in Puerto Rico and West Virginia, 2.0% in Kentucky and 2.25% in the District of Columbia. Normally, any such applicable taxes will not be deducted until annuity payments begin rather than being deducted from contributions.


FUND EXPENSES

There are deductions from, and expenses paid out of, the assets of the Fund. These are described in the attached Fund prospectus.

                          DESCRIPTION OF THE CONTRACTS

ACCUMULATION
CONTRIBUTION PROVISIONS

The contracts provide for minimum contributions of $25 per participant and maximum contributions equal to the maximums permitted under the plan. Contributions after the first may be made at any time but not more often than biweekly. Ohio National Life may agree to modify any of these limits.


ACCUMULATION UNITS

The contract value is measured by accumulation units. Each contribution results in the crediting of accumulation units to the contract (see Crediting Accumulation Units, below). The number of accumulation units so credited remains constant but the dollar value of accumulation units will vary depending upon the investment results of the particular subaccount to which contributions are allocated.


CREDITING ACCUMULATION UNITS

Completed application forms, together with a check for the first contribution, are forwarded to the home office of Ohio National Life for acceptance. Upon acceptance, a contract is issued to the contract owner, and the first contribution is then credited to the contract in the form of accumulation units. Initial contributions are credited not later than two business days after receipt of the application and all information necessary for processing the contribution are complete. If an application is not accepted within five business days, the contribution will be returned immediately to the applicant unless the applicant specifically consents to having Ohio National Life retain the contribution until the application is completed. After that, the contribution will be credited within two business days. Subsequent contributions are sent directly to the home office of Ohio National Life and are applied to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the contribution by the value of the appropriate accumulation unit next computed after the payment is received at the home office.


ALLOCATION OF CONTRIBUTIONS

In the contract application, the contract owner may direct the allocation of contributions among the subaccounts of VAD and the general account of Ohio National Life. The amount allocated to any subaccount or the general account must equal a whole percentage. The allocation of future contributions may be changed at any time upon written notice to the home office of Ohio National Life.


ACCUMULATION UNIT VALUE AND CONTRACT VALUE

The accumulation unit value of each subaccount of VAD was set at $10 when the first contribution for these contracts was allocated to each subaccount. The accumulation unit value for any subsequent valuation period is determined by multiplying the accumulation unit value for the immediately preceding valuation period by the net investment factor (described below) for such subsequent valuation period. The contract value is determined by multiplying the total number of accumulation units (for each subaccount) credited to the contract by the accumulation unit value (for such subaccount) for the valuation period for which the contract value is being determined.


NET INVESTMENT FACTOR

The net investment factor is a quantitative measure of the investment results of each subaccount of VAD. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is

     (1) the net asset value of a share in the appropriate portfolio of the Fund determined as of the end of a valuation period, plus

     (2) The per share amount of any dividends or other distributions declared for that portfolio by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus

     (3) per share charge or credit for any taxes paid or reserved for, which is determined by Ohio National Life to result from the maintenance or operation of that subaccount of VAD (No federal income taxes are applicable under present law.);

(b) is the net asset value of a share in the appropriate portfolio of the Fund determined as the end of the preceding valuation period; and

(c) is the deduction for administrative expenses and risk undertakings. (See Deduction for Administrative Expenses, page 8, and Deduction for Risk Undertakings, page 8.)


SURRENDER AND WITHDRAWAL

The contract owner may surrender (totally withdraw the value of) the contract for its contract value or make withdrawals therefrom. These transactions may be subject to the withdrawal charge described on page 7. The withdrawal will be made from the values of each subaccount in accordance with the contract owner's instructions. The amount available for withdrawal is the sum of the subaccount values less the withdrawal charge, if applicable. Payment by Ohio National Life shall be made within seven days from the date of receipt of the request for such payment except as it may be deferred under the circumstances described below. Withdrawals are limited or not permitted in connection with certain retirement plans. See Texas Optional Retirement Program, page 11, and Tax Deferred Annuities, page 15. For tax consequences of a withdrawal, see Federal Tax Status, page 14.

Occasionally, the contract owner may request a withdrawal which includes contract values derived from contributions which have not cleared the banking system. Ohio National Life may delay mailing that portion which relates to such contributions until the check for the contribution has cleared.

The right to withdraw may be suspended or the date of payment postponed (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange, as determined by the Securities and Exchange Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in the Fund is not reasonably practical, or it is not reasonably practical to determine the value of the Fund's net assets; or (3) or such other periods as the Commission may by order permit for the protection of security holders.


TRANSFERS AMONG SUBACCOUNTS

Contract values may be transferred at any time from one subaccount to another upon the request of the owner. The amount of any such transfer within a participant's account must be at least $500 (or the entire value of the participant's interest in a subaccount, if less). Ohio National Life reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if Ohio National Life or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged. After the purchase of an annuity, transfers of the participant's annuity values among subaccounts can only be made once each calendar quarter. Such transfers may then be made without a transfer fee.
(See Transfer Fee, page 8, and Transfers After Annuity Purchase, page 12).


TELEPHONE TRANSFERS

If a participant first submits a pre-authorized form to Ohio National Life, transfers may be made by telephoning Ohio National Life, between 9:00 a.m. and 3:30 p.m. (Eastern time) on days that it is open for business, at 1-800-788-2420. Ohio National Life will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. Ohio National Life will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, Ohio National Life may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

PAYMENT OF PLAN BENEFITS

At the contract owner's request, and upon receipt of due proof, Ohio National Life will apply a participant's account value to provide a benefit prescribed by the plan in the event of the participant's death, disability, retirement or termination of employment. No withdrawal charge will be made in connection with the payment of such plan benefits.


TEXAS STATE OPTIONAL RETIREMENT PROGRAM

Under the Texas State Optional Retirement Program (the "Program"), contributions may be excluded from the gross income of state employees for federal tax purposes to the extent that such contributions do not exceed the exclusion allowance provided by the Code. The Attorney General of Texas has interpreted the Program as prohibiting any participating state employee from receiving the surrender value of a contract funding benefits under the Program prior to termination of employment or the state employee's retirement, death or total disability. Therefore, no withdrawal by a participant in the Program will be allowed until the first of these events occurs.


ANNUITY BENEFITS
PURCHASING AN ANNUITY

Upon written request by the contract owner, Ohio National Life will apply a participant's account value to purchase an annuity. The contract owner must specify the purpose, effective date, option, amount and frequency of payments, and the payees (including the annuitant and any contingent annuitant and beneficiary), and give evidence of the annuitant's age. Payments will be made to the annuitant during the annuitant's lifetime. The contracts include Ohio National Life's assurance that annuity payments will be paid for the lifetime of the annuitant in accordance with the annuity rates contained in the contract, regardless of actual mortality experience.

Once an annuity is purchased, the annuity cannot be surrendered for cash except that, upon the death of the annuitant, the beneficiary shall be entitled to surrender the annuity for the commuted value of any remaining period-certain payments.



ANNUITY OPTIONS

The contract owner may elect one or more of the following annuity options upon the purchase of an annuity for a participant (annuitant):

Option (a):  Life Annuity with installment payments for the lifetime of the annuitant (under this option it is possible for the annuitant to receive only one payment; this could happen if the annuitant should die before receiving the second payment; there is no residual value of the contract after the annuitant's death).

Option (b):  Life Annuity with installment payments guaranteed for five or ten years and continuing thereafter during the remaining lifetime of the annuitant.

Option (c):  Joint & Survivor Life Annuity with installment payments during the lifetime of an annuitant and all or a portion (e.g., 1/2 or 2/3) of the payments continuing during the lifetime of a designated contingent annuitant (under this option it is possible for the annuitant and contingent annuitant to receive only one payment; this could happen if both were to die before receiving the second payment).

Option (d):  Installment Refund Life Annuity with payments guaranteed for a period certain and continuing thereafter during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option (e):  Installment Refund annuity with payments guaranteed for a fixed number (up to thirty) of years and remaining annuity values may be commuted (surrendered) at any time. This option is available for variable annuities only. Although the deduction for risk undertakings is taken from annuity unit values, Ohio National
             Life has no mortality risk during the annuity payout period under this option.

Other settlement options are available as agreed to by Ohio National Life.

Unless the contract owner directs otherwise, when an annuity is purchased, the participant's account values will be applied to provide annuity payments pro-rata from each subaccount in the same proportion as the participant's account values immediately prior to the purchase of the annuity.

The Internal Revenue Service has not ruled on the tax treatment of a commutable variable annuity. If you select Option (e), it is possible that the IRS could determine that the entire value of the annuity is fully taxable at the time you elect Option (e) or that variable annuity payments under this option should not be taxed under the annuity rules (see Federal Tax Status, page 14), which could result in your payments being fully taxable to you. Should the IRS so rule, Ohio National may be required to tax report up to the full value of the annuity to you as taxable income.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

The first payment under a variable annuity is determined by applying the value of the participant's account for each subaccount in accordance with the purchase rate tables contained in the contract. The rates contained in those tables depend upon the annuitant's (and any contingent annuitant's) age and sex and the option selected. Contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes use annuity tables which do not vary with annuitant's sex. The accumulation value to be applied is determined at the end of a valuation period (selected by Ohio National Life and uniformly applied) not more than a month and a day before the date of the participant's first annuity payment.

If the amount to be applied under an option is less than $5,000, the option shall not be available and the participant's account value shall be paid in a single sum. If the first periodic payment under any option would be less than $50, Ohio National Life reserves the right to change the frequency of payments so that the first such payment is at least $50.


ANNUITY UNIT AND THE DETERMINATION OF SUBSEQUENT PAYMENTS

Subsequent variable annuity payments will vary to reflect the investment performance of each applicable subaccount. The amount of each subsequent payment is determined by annuity units. The number of annuity units for each subaccount is determined by dividing the dollar amount of the first annuity payment from each subaccount by the value of the subaccount annuity unit for the same valuation period used to determine the participant's account value applied to provide annuity payments. This number of annuity units remains fixed for any annuity unless changed as provided below.

The annuity unit value for each subaccount was set at $10 for the valuation period as of which the first variable annuity payable from each subaccount of VAD was calculated. The annuity unit value for each subsequent valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor (see page 9) for such subsequent valuation period and by a factor (0.9998925 for a one-day valuation period) to neutralize the assumed interest rate discussed below.

The dollar amount of each subsequent variable annuity payment is equal to the fixed number of annuity units for each subaccount multiplied by the value of the annuity unit for the valuation period.

The annuity purchase rate tables contained in the contract are based on a blended 1983(a) Annuity Mortality Table with compound interest at the effective rate of 4% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would be level.


TRANSFERS AFTER ANNUITY PURCHASE

After annuity payments have been made for at least 12 months, the annuitant can, once each 12 months, change the subaccount(s) on which variable annuity payments are based. On at least 60 days written notice to Ohio National Life at its home office, that portion of the periodic variable annuity payment directed by the annuitant will be changed to reflect the investment results of a different subaccount. The annuity payment immediately after such change will be the amount that would have been paid without such change. Subsequent payments will reflect the new mix of subaccount allocation.

OTHER CONTRACT PROVISIONS

ASSIGNMENT

Any amount payable in settlement of the contracts may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to any person other than Ohio National Life. To the extent permitted by law, no such amounts shall be subject in any way to any legal process to subject them to payment of any claims against an annuitant before the annuity payments commence.


PERIODIC REPORTS

Ohio National Life will furnish the contract owner, once each calendar quarter, a statement showing the number of accumulation units credited to the contract by subaccount and the value of each unit as of the end of the preceding quarter. In addition, as long as the contract remains in effect, Ohio National Life will forward such periodic reports as may be furnished it by the Fund.


SUBSTITUTION FOR FUND SHARES

If investment in the Fund is no longer possible or in Ohio National Life's judgment becomes inappropriate to the purposes of the contract, Ohio National Life may substitute one or more other mutual funds. Substitution may be made with respect to both existing investments and the investment of future contributions. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission. We may also add other investment portfolios of the Fund or of additional mutual funds as eligible investments of VAD.


CONTRACT OWNER INQUIRIES

Any questions from contract owners should be directed to Ohio National Life, Group Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone
(513) 794-6514.


PERFORMANCE DATA

Ohio National Life may advertise performance data for the various Fund portfolios showing the percentage change in the value of an accumulation unit based on the performance of the applicable portfolio over a period of time (usually a calendar year). Such percentage change is determined by dividing the increase (or decrease) in value for the unit by the accumulation unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges under the contract but will not reflect the deduction of any applicable withdrawal charge. The deduction of any applicable withdrawal charge would reduce any percentage increase or make greater any percentage decrease.

Any such advertising will also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures will reflect the deduction of applicable withdrawal charges as well as applicable asset-based charges.

Ohio National Life may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, IBC's Money Fund Reports, Lehman Brothers Bond Indices, Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts.

                               FEDERAL TAX STATUS

The following discussion of federal income tax treatment of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

Ohio National Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). Since the operations of VAD are a part of, and are taxed with, the operations of Ohio National Life, VAD is not separately taxed as a "regulated investment company" under Subchapter M of the Code.

No federal income tax is payable under present law on dividend income or capital gains distribution from Fund shares held in VAD or upon capital gains realized by VAD on redemption of Fund shares.

The contracts described in this prospectus are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the accumulation value of the contract is not taxable to the owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution.

When annuity payments commence under a participant's annuity, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if the annuitant has neither paid any portion of the contributions nor has previously been taxed on any portion of the contributions. If any portion of the contributions has been paid from or included in the annuitant's taxable income, this aggregate amount will be considered the annuitant's "investment in the contract." The annuitant will be entitled to exclude from taxable income a portion of each annuity payment equal to the annuitant's "investment in the contract" divided by the period of expected annuity payments, determined by the annuitant's life expectancy and the form of annuity benefit. Once the annuitant's "investment in the contract" is recovered, the entire portion of each annuity payment will be included in the annuitant's taxable income.

If an election is made to receive a participant's value in a single sum in lieu of annuity payments, any amount received or withdrawn in excess of the participant's "investment in the contract" will normally be taxed as ordinary income in the year received. A withdrawal of a participant's account values is taxable as income to the extent that the participant's accumulated account value immediately before the payment exceeds the "investment in the contract." Such a withdrawal is treated as a distribution of earnings first and only second as a recovery of the participant's "investment in the contract." Any part of the value of the contract that is assigned or pledged to secure a loan will be taxed as if it had been a partial withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is (1) received on or after the taxpayer reaches age 59 1/2; (2) made to a beneficiary on or after the death of the annuitant; (3) attributable to the taxpayer's becoming disabled; (4) made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);
(5) from a contract that is a qualified funding asset for purposes of a structured settlement; (6) made under an annuity contract that is purchased with a single premium and with annuity payments that commence not later than a year from the purchase of the annuity, or (7) incident to divorce. If an election is made not to have withholding apply to the early withdrawal or if an insufficient amount is withheld, the participant may be responsible for payment of estimated tax. The participant may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. Failure by a participant to provide his or her taxpayer identification number will automatically subject any payments under the contract to withholding.

TAX-DEFERRED ANNUITIES

Under the provisions of Section 403(b) of the Code, contributions made for annuity contracts purchased for employees by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that the aggregate contributions plus any other amounts contributed to the purchase of a contract and toward benefits under qualified retirement plans do not exceed the exclusion allowance determined for the employee as set forth in Sections 403(b) and 415 of the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts received by an employee under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing "investment in the contract." Under certain circumstances, amounts received may be used to make a "tax-free rollover" into one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and contributions made after December 31, 1988, pursuant to a salary reduction agreement under Section 403(b) of the Code, distributions may be paid only when the employee (a) attains age 59 1/2, (b) separates from the employer's service, (c) dies, (d) becomes disabled as defined in the Code, or (e) incurs a financial hardship as defined in the Code. In the case of hardship, cash distributions may not exceed the amount of such contributions. These restrictions do not affect rights to transfer investments among the subaccounts and do not limit the availability of exchanges.


QUALIFIED PENSION OR PROFIT-SHARING PLANS

Under present law, contributions made by an employer or trustee, pursuant to a plan or trust qualified under Section 401(a) or 403(a) of the Code, are generally excludable from gross income of the employee. The portion, if any, of the contributions made by the employee, or which is considered taxable income to the employee in the year such payments are made, constitutes an "investment in the contract" under Section 72 of the Code for the employee's annuity benefits. Employer or employee payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from gross income of the employee.

Distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Premature distribution of benefits (prior to age 59 1/2) or contributions in excess of those permitted by the Code may result in certain penalties under the Code.

If an employee, or one or more of the beneficiaries, receives the total amounts payable with respect to an employee within one taxable year after age 59 1/2 on account of the employee's death or separation from service of the employer, any amount received in excess of the employee's "investment in the contract" may be taxed under special 5-year forward averaging rules. The taxpayer can elect to have that portion of a lump-sum distribution attributable to years of participation prior to January 1, 1974 given capital gains treatment. The percentage of pre-1974 distribution subject to capital gains treatment decreases as follows: 100%, 1987; 95%, 1988; 75%, 1989; 50%, 1990; and 25%, 1991. For tax
years 1992 and thereafter no capital gains treatment is available (except that taxpayers who were age 50 before 1986 may still elect capital gains treatment). The employee receiving such a distribution may be able to make a "tax-free rollover" of the distribution less the employee's "investment in the contract" into another employee's qualified plan or into one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

WITHHOLDING ON DISTRIBUTIONS

Distributions from tax-deferred annuities or qualified pension or profit sharing plans that are eligible for "tax-free rollover" will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding on annuity payments is required. However, recipients of annuity payments are allowed to elect not to have the tax withheld. Such an election may be revoked at any time with respect to annuity payments and thereafter withholding would commence. Failure to provide your taxpayer identification number will automatically subject any payments under the contract to withholding.


                                    APPENDIX

FIXED ACCUMULATION ACCOUNT

The Fixed Accumulation Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. Any portion of a contract relating to the Fixed Accumulation Account is not registered under the Securities Act of 1933. The Fixed Accumulation Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Account nor any interests in it are subject to the provisions or restrictions of either such Act, and the disclosures in this appendix have not been reviewed by the staff of the Securities and Exchange Commission.

The Fixed Accumulation Account consists of all of Ohio National Life's general assets other than those allocated to a separate account. Accumulation values under a contract will be allocated between the Fixed Accumulation Account and VAD. The allocation will be as elected by the contract owner or participant at the time of purchase or as subsequently changed.

Ohio National will invest its general assets in its discretion as allowed by applicable state law. Investment income from Ohio National Life's general assets will be allocated to those contracts having guaranteed accumulation values in accordance with the terms of such contracts

The amount of investment income allocated to the contracts will vary from year to year in Ohio National Life's sole discretion. However, Ohio National Life guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to contract values allocated to the Fixed Accumulation Account. Ohio National Life may credit interest at a rate in excess of 3%, but any such excess interest credit will be in Ohio National Life's sole discretion.

Ohio National Life guarantees that the fixed accumulation value of a contract will never be less than (a) the amount of deposits allocated to, and transfers into, the Fixed Accumulation Account, plus (b) interest credited at the rate of 3% per year compounded annually, plus (c) any additional excess interest Ohio National Life may credit to fixed accumulation values, and less (d) any withdrawals and transfers from the fixed accumulation values, and less (e) any withdrawal charges, state premium taxes and transfer fees. No deductions are made from the Fixed Accumulation Account for administrative expenses or risk undertakings. (See Deductions and Expenses, page 6.) However, in addition to any applicable withdrawal charge, Ohio National Life may assess a liquidation charge as described below.

Contract values credited to the Fixed Accumulation Account will be allocated to an investment cell of the Fixed Accumulation Account (a "Cell"). A Cell is a partition of the Fixed Accumulation Account by the time period in which the contract value is credited to the Fixed Accumulation Account (either by means of a contract contribution or a transfer into the Fixed Accumulation Account). Earlier Cells may be aggregated into a single Cell. Each Cell is credited with interest at an associated rate declared by Ohio National Life. Such rate will not be reduced more than once a year. Amounts withdrawn from or charged against a participant's contribution account decrease the balances in the Cells established within that participant's account on a last-in first-out basis. Only when the most recently established Cell's balance is exhausted will the next previously established Cell's balance be reduced.

Withdrawals made from a participant's portion of the Fixed Accumulation Account are assessed a liquidation charge which is a percentage of the balance withdrawn from a Cell. The percentage equals ten times x minus y (but never less than 0%), where:

     x is the annual effective interest rate declared by Ohio National Life applicable to the Cell for new contract contributions as of the date of withdrawal, and

     y is the annual effective interest rate at the time of withdrawal that is applicable to the Cell from which a withdrawal is being made.

In no event will the liquidation charge exceed the difference between the amount of the participant's contract value allocated to the Fixed Accumulation Account and the participant's minimum Fixed Accumulation Account value. The participant's minimum Fixed Accumulation Account value equals the participant's net purchase payments and transfers allocated to the Fixed Accumulation Account, less withdrawals and transfers from the Fixed Accumulation Account, accumulated at an annual effective interest rate of 3%. The liquidation charge does not apply when the contract is discontinued because of termination of the plan.

Upon discontinuance of the contract by the contract owner, the liquidation charge will not be assessed if the contract owner elects to receive the balance in the Fixed Accumulation Account in six payments over a five year period. The first payment will be made within 30 days of discontinuance, equal to 1/6 of the balance, and subsequent payments will be made at the end of each of the next five years equal to 1/6 of the original balance plus interest credited to the date of payment.

Not more than 20% of a participant's Fixed Accumulation Account value (or $1,000, if greater), as of the beginning of any contract year, may be transferred to one or more variable subaccounts during that contract year. As provided by applicable state law, Ohio National Life reserves the right to defer the payment of amounts withdrawn from the Fixed Accumulation Account for a period not to exceed six months from the date written request for such withdrawal is received by Ohio National Life.